Exhibit 10.3

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

AOS Confidential

Amendment 1 to
EPC Contract of Manufacturing, Packaging, and Testing Project for 12-Inch Power Semi-Conductor Chip

This agreement is the amendment to < EPC Contract of Manufacturing, Packaging, and Testing Project for 12-Inch Power Semi-Conductor Chip> (hereinafter referred to as ‘Contract’) signed between Chongqing Alpha and Omega Semiconductor Limited and The IT Electronics Eleventh Design & Research Institute Scientific and Technological Engineering Corporation Limited on Nov 28th, 2016. This amendment shall be effective since the date of signing by each party. All expressions that have not been defined in this amendment shall keep their original meanings. Besides the articles modified in this amendment, all other articles shall remain the same in the contract.

Both parties have agreed to modify the contract as follows:

1.	Contract Part I Agreement :VIII Effectiveness;
The original content was:
This contract shall become effective on the execution date after the legal representatives or authorized representatives of the Employer and Contractor sign and stamp their common seals on the Agreement, and the boards of directors of the Parties approve the Agreement (“Effectiveness Date”).

Now change to:
This contract shall become effective on Jan 10th, 2017 (“Effectiveness Date”) after the legal representatives or authorized representatives of the Employer and Contractor sign and stamp their common seals on the Agreement, and the boards of directors of the Parties approve the Agreement.

2.	Contract Part III Special Terms: 3.1.12.1 Form and Amount of Performance Guarantee;
The original content was:
The Contractor shall, within [***] days after signing the Contract, submit the performance guarantee to the Employer, including 1) issuing the bank performance guarantee in an amount of [***] of the total contract price [***] in the form of the Annex; and 2) paying the deposit for wages for migrant workers by the Parties according to the regulations of the government.

Now change to:
The Contractor shall, within [***] working days after signing the Contract, submit the performance guarantee to the Employer, including 1) issuing the bank performance guarantee in an amount of [***] of the total contract price [***] in the form of the Annex; and 2) paying the deposit for wages for migrant workers by the Parties according to the regulations of the government.

3.	Contract Part III Special Terms: 14.3.2 Payment of advance;
The original content was:
The advance payment of design cost shall be made within [7] working days after the Contract is entered into, and the advance payment of total contracting price for procurement and construction shall be made within [7] working days after the Contractor enters the construction site.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Now change to:
The advance payment of design cost shall be made within [7] working days after the Contract is entered into, and the advance payment of total contracting price for procurement and construction shall be made within [21] working days after this contract becomes effective.

4.	Contract Part I Agreement: III. Key Milestones;
The original content was:
Completion date for a single project:

(1)    The completion date of packaging and testing plant (“AT”): the dust free room of the packaging and testing plant (“AT”) will be verified before [***], and the installation conditions for the process equipment of the Employer shall be met (“Move in”);
(2)    The completion date of FAB: the dust free room of the FAB will be verified before [***], and the installation conditions for the process equipment of the Employer shall be met (“Move in”).

Now change to:
Completion date for a single project:
(1)    The completion date of packaging and testing plant (“AT”): the dust free room of the packaging and testing plant (“AT”) will be verified before [***], and the installation conditions for the process equipment of the Employer shall be met (“Move in”);
(2)    The completion date of FAB: the dust free room of the FAB will be verified before [***], and the installation conditions for the process equipment of the Employer shall be met (“Move in”).

Please refer to the Annex 1 of this amendment (Overall Progress Schedule of Chongqing AOS Chips Construction Project 20170113) for other milestones of contract.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

5.	Contract Part IV Annexes: Annex II Overall Progress Schedule of Chongqing Chip Construction Project;
The original content was:
Contract Annex II < Overall Progress Schedule of Chongqing Chip Construction Project 20161117>

Now change to:
This amendment Annex 1 < Overall Progress Schedule of Chongqing AOS Chip Construction Project 20170113>.

6.	Contract Part IV Annexes: Annex III Payment Schedule

The original content was:
Contract Annex III (Payment Schedule)

Now change to:
This amendment Annex 2 (Payment Schedule 20170113)

(Signature page follows)

Employer: Chongqing Alpha and Omega Semiconductor Limited
The signature of authorized person: /s/ Leeshawn Luo
Date: 2017-01-23
Name: Leeshawn Luo
Title: Acting General Manager
(Company stamp)

Contractor: The IT Electronics Eleventh Design & Research Institute Scientific and Technological Engineering Corporation Limited
The signature of authorized person: /s/ Zhenyuan Zhao
Date:
Name: Zhenyuan Zhao
Title:
(Company stamp)